SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                      Date of Report - March 7, 1996

                      STERLING FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-16276                23-2449551
(State or other jurisdiction      (Commission File          (IRS Employer
    of incorporation)                 Number)              Identification
                                                                Number)


 101 North Point Boulevard
  Lancaster, Pennsylvania                              17601-4133
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code: (717 581-6030)


       (Former name or former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

            Not applicable.


Item 2.     Acquisition or Disposition of Assets.

            Not applicable.


Item 3.     Bankruptcy or Receivership.

            Not Applicable.


Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.


Item 5.     Other Events.

            The Registrant hereby files its amended Bylaws.  See
            Item 7 and Exhibit 3(ii) below.


Item 6.     Resignations of Registrant's Directors.

            Not Applicable.


Item 7.     Financial Statements and Exhibits.

            Exhibits:

            3(ii)  Amended Bylaws of the Registrant.


Item 8.     Change in Fiscal Year.

            Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Sterling Financial Corporation
                             (Registrant)


Dated March 7, 1996           /s/ John E. Stefan
                              John E. Stefan, Chairman of the Board,
                              President and Chief Executive Officer
                              (Principal Executive Officer)



                              /s/ Ronald L. Bowman
                              Ronald L. Bowman, Vice President and
                              Secretary

                               EXHIBIT 3(ii)

                     AMENDED BYLAWS OF THE REGISTRANT



                      STERLING FINANCIAL CORPORATION

                                  BYLAWS

                  Amended and Restated November 28, 1995

                                 ARTICLE I

                           SHAREHOLDER MEETINGS

     Section 1.1. Annual Meeting. The annual meeting of shareholders of the Company shall be held at such time and place as may be fixed from time to time by the Board of Directors and shall be held no later than the thirty-first day of May in each year, when the shareholders shall elect members to the Board of Directors and transact such other business as may be properly brought before the meeting.

     Section 1.2.   Special Meetings.  Special meetings of the
shareholders may be called at any time by:  (i) the Chief Executive Officer,
(ii) the Executive Committee of the Board of Directors, or (iii) the Board of Directors pursuant to a resolution adopted by the affirmative vote of the whole Board of Directors. Special meetings may not be called by the shareholders.

     Section 1.3. Notice of Meetings. Written notice of all meetings of shareholders shall be given to each shareholder of record entitled to vote at the meeting at least ten (10) days prior to the day of the meeting by mail addressed to the shareholder at his address as it appears on the books of the Company. Such notice shall state the date, hour and place of the meeting and shall also state the general nature of the business to be transacted in the case of a special meeting. Notices shall be deemed to have been delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the books of the Company.

     Section 1.4. Record Date. The Board of Directors may fix a date not more than ninety (90) days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividends or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights or exercise such rights, as the case may be, notwithstanding any transfer of any shares of the books of the Company after any record date fixed as aforesaid. The Board of Directors may close the books of the Company against transfers of shares during the whole or any part of such period, and in such case written or printed notice thereof to each shareholder shall be mailed at least ten (10) days before the closing thereof to each shareholder of record at the address appearing on the records of the Company or supplied by him or her to the Company for the purpose of notice. While the stock transfer books of the Company are closed, no transfer of shares shall be made thereon. If no record date is fixed by the Board of Directors for the determination of shareholders entitled to receive notice of, and vote at, a shareholders meeting, transferees of shares which are transferred on the books of the Company within ten (10) business days next preceding the date of such meeting shall not be entitled to notice of or vote at such meeting.

     Section 1.5. Voting List. The officer or agent having charge of the transfer books for the shares of the Company shall make, at least five (5) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be kept on file at the registered office of the Company until the time of the meeting and, upon proper purpose shown in accordance with the provisions of Section 308 of the Pennsylvania Business Corporation Law (15 P.S. 1308) as now or hereafter in effect, shall be: (i) subject to inspection by any shareholder during usual business hours, (ii) made available for inspection by any shareholder at any time during the meeting.

     Section 1.6. Quorum and Majority Action. A majority of the outstanding shares, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. A majority of votes cast shall decide each matter submitted to the shareholders, except in cases where the vote of a larger number of shares is required under the Articles of Incorporation or these Bylaws or by law and except that in elections of directors, the candidates receiving the highest number of votes shall be elected.

     Section 1.7. Voting of Shares. Each outstanding share entitled to vote at a meeting shall be entitled to one (1) vote on each matter. Shareholders shall not have the right to cumulate their votes for the election of directors.

     Shareholders may vote at any meeting of shareholders by proxy duly authorized in writing. A proxy shall be valid only for one meeting to be specified therein and any adjournments of such meeting. Proxies shall be dated and shall be filed with the Secretary of the Company.

     Section 1.8. Conduct of Meetings. At every meeting of the shareholders, the Chairman of the Board or, in his absence, the President, or, in his absence, a chairman (who shall be one of the officers, if any is present) chosen by the shareholders of the Company present, shall act as chairman of the meeting. The chairman of the meeting shall appoint a person to serve as secretary of the meeting.

     Section 1.9. No Action by Written Consent. No action required to be taken or which may be taken at any annual or special meeting of the shareholders or of a class of the shareholders of the Company may be taken without a duly called meeting and the power of the shareholders of the Company to consent in writing to action without a meeting is specifically denied, except that action may be taken without a meeting, if: (i) the number of shareholders of record is three or less, and (ii) a consent in writing setting forth the action so taken is signed by all of the shareholders of record and filed with the Secretary of the Company.

                                ARTICLE II

                                 DIRECTORS

     Section 2.1. Powers. The business and affairs of the Company and all Corporate powers shall be exercised by or under the authority of the Board of Directors, subject to any limitation imposed by law, the Articles of Incorporation, or these Bylaws as to action which requires approval by the shareholders.

     Section 2.2. Number and Qualifications of Directors. The Board of Directors shall consist of not less than one (1) nor more than twenty-five
(25) shareholders. The directors shall be classified with respect to the time they shall severally hold office by dividing them into three (3) classes, each consisting as nearly as possible of one-third (1/3) of the number of the whole Board of Directors; provided, however, that nothing herein shall be construed to require exact equality in the number of directors in each class. At the Annual Meeting of Shareholders to be held in 1988, the directors of one class shall be elected for a term of one (1) year; directors of a second class shall be elected for a term of two (2) years; and directors of a third class shall be elected for a term of three (3) years and at each Annual Meeting of Shareholders thereafter the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three (3) years, so that the term of office of one (1) class of directors shall expire in each year. The directors shall hold office until the expiration of the term for which they were elected and until their successors are elected and have qualified. The number of directors in each class of directors shall be determined by the Board of Directors.

     Any shareholder who owns in his own right shares of the common stock of the corporation having an aggregate par value of not less than $1,000.00 shall be eligible to be elected as a director of the Company, except that no person shall be nominated who will attain the age of seventy (70) years on or before the date of the Annual Meeting of Shareholders at which he is to be elected.

     Section 2.3. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in this Section 2.3 shall be eligible for election as directors. The Board of Directors, or a duly appointed committee thereof, shall act as a nominating committee for selecting nominees for election as directors. Except in the case of a nominee substituted as a result of the death or incapacity of a nominee of the nominating committee, the nominating committee shall deliver written nominations to the Secretary at least 90 days prior to the one year anniversary date of the previous meeting of shareholders called for election of directors. Provided such nominating committee makes such nominations, no nominations for directors, except those made by the nominating committee, shall be voted upon at the annual meeting unless other nominations by shareholders are made in accordance with the provisions of this Section 2.3. No person shall be elected as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2.3. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting.

     Nominations of individuals for election to the Board of Directors of the Company at an annual meeting of shareholders may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting who complies with the procedures set forth in this Section 2.3. Such nominations, other than those made by the Board of Directors or a nominating committee thereof, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in this Section 2.3. To be timely, a shareholder's notice shall be delivered to or received at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the immediately preceding meeting of shareholders of the Company called for the election of directors. Each such shareholder's notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Items 4, 5, 6, and 7 of Schedule 14A and information which would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); (e) the consent of each nominee to serve as director of the Company if so elected; and (f) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. At the request of the Board of Directors, any person nominated by the Board of Directors, or a nominating committee thereof, for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee together with the required written consents, each as described herein.

     The Board of Directors may reject any nomination by a shareholder not timely made in accordance with the requirements of this Section 2.3. If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder's notice does not satisfy the informational requirements of this Section in any material aspect, the Secretary of the Company shall notify such shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of this Section 2.3 in any material respect, then the Board of Directors may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his nomination has been made in accordance with the time and informational requirements of this Section 2.3. Notwithstanding the procedures set forth in this paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Section 2.3. If the presiding officer determines that a nomination was made in accordance with the terms of this Section 2.3, he shall so declare at the annual meeting and ballots shall be provided for use at the annual meeting with respect to such nominee. If the presiding officer determines that a nomination was not made in accordance with this Section 2.3, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

     Section 2.4. Elections. If directors of more than one class are to be elected at a meeting of the shareholders by reason of vacancy or otherwise, there shall be a separate election for each class of directors to be elected at that meeting.

     Section 2.5. Organizational Meeting. An organizational meeting may be held immediately following the annual shareholders meeting without the necessity of notice to the directors to constitute a legally convened meeting, or the directors may meet at such time and place as may be fixed by either a vote or waiver of notice or consent by all such directors, for the purpose of organizing the new Board, appointing officers and transacting such other business as properly may come before the meeting.

     Section 2.6. Vacancies. A vacancy in the Board of Directors shall occur in the case of the happening of any of the following events: (a) a director shall die or resign; (b) the shareholders shall fail to elect the number of directors authorized to be elected at any meeting of shareholders at which any director is to be elected; (c) the Board of Directors shall by resolution have elected to increase the number of directors; (d) the Board of Directors shall declare vacant the office of any director for such cause as the Board may determine; or (e) a vacancy shall occur for any other reason.

     Any vacancy occurring in the Board of Directors shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so elected shall hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and has qualified.

     Section 2.7. Place of Meetings. All meetings of the Board of Directors shall be held at the administrative office of the Company in Lancaster, Pennsylvania or at such other place within or without this Commonwealth as may be designated from time to time by a majority of the directors or as may be designated in the notice calling the meeting.

     Section 2.8. Regular Meetings. Regular meetings of the Board of Directors shall be held not less than annually at a time and place to be determined by the Board of Directors at the preceding meeting or by resolution on an annual basis.

     Section 2.9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, by the President, or at the request of three (3) or more directors. Not less than twenty-four (24) hours' notice of the date, time and place of any special meeting of the Board of Directors shall be given to each director either: (a) in person; (b) by telephone; or (c) by notice to the director's personal residence or business address appearing on the books of the Company by telephone, mail, telegram or written notice delivered to such place.

     Section 2.10. Quorum and Majority Action. A majority of all the members of the Board of Directors in office shall constitute a quorum for the transaction of business. If at any time fixed for a meeting, including the meeting to organize the new Board following the Annual Meeting of Shareholders, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained and the meeting may be held as adjourned without further notice. Except as otherwise provided herein, a majority of those directors present at any meeting of the Board of Directors at which a quorum is present shall decide each matter considered.

     A director may not vote by proxy or otherwise act by proxy at a meeting of the Board of Directors.

     Section 2.11. Conduct of Meetings. At every meeting of the Board of Directors, the Chairman of the Board, or in his absence, the President, or, in his absence, a chairman chosen by a majority of the directors present, shall preside. A person to be designated by the Chairman of the Board shall serve as secretary of the Board of Directors.

     One or more directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     Section 2.12. Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office and irrespective of any personal interest of any of its members, shall have authority to establish a fee to be paid to each director for attendance at meetings; provided, however, that no such fee may be paid to any director who is also a salaried officer of the Company or of any subsidiary of the Company.

     Section 2.13. Retirement. The office of a director shall be considered vacant at the Annual Meeting of Shareholders next following his attaining the age of seventy (70) years.

     Section 2.14.  Personal Liability of Directors.

     (a) General Rule: A director of the Company shall not be personally liable for monetary damages for any action taken or any failure to take any action, except to the extent that exemption from liability for monetary damages is not permitted under the laws of the Commonwealth of Pennsylvania as now or hereafter in effect. The provisions of this Subsection (a) are intended to exempt the directors of the Company from liability for monetary damages to the maximum extent permitted under the Pennsylvania Directors' Liability Act (42 Pa. C.S. 8361 et seq.) or under any other law now or hereafter in effect.

     (b) Specific Rule Under Directors' Liability Act: Without limitation of Subsection (a) above, a director of the Company shall not be personally liable for monetary damages for any action taken or any failure to take any action, unless: (i) the director has breached or failed to perform the duties of his office under Section 8363 of the Directors' Liability Act, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of the preceding sentence shall not exempt a director from: (i) the responsibility or liability of a director pursuant to any criminal statute; or (ii) the liability of a director for the payment of taxes pursuant to local, state or federal law.

     (c) Modification or Repeal: The provisions of this Section may be modified or repealed by the Board of Directors in accordance with the procedures for amending these Bylaws; provided, however, that any such modification or repeal shall not have any effect upon the liability of a director relating to any action taken, any failure to take any action, or events which occurred prior to the effective date of such modification or repeal.

     (d) Effective Date: This Section shall become effective immediately following the ratification of these Bylaws by the shareholders of the Company




                                ARTICLE III

                                COMMITTEES

     Section 3.1. Authority. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may create such permanent or temporary committees as the Board of Directors deems necessary for the proper conduct of the business of the Company. Each committee shall consist of at least three (3) directors and shall have and may exercise such powers as shall be conferred or authorized by resolution of the Board and which are not inconsistent with these Bylaws. The creation of any committee and the delegation to it of authority shall not relieve the Board of Directors of any responsibility imposed by law upon it.

     Section 3.2. Appointment of Committees. The Chairman of the Board shall submit to the Board of Directors, at its first meeting after the Annual Meeting of Shareholders, his recommendations for the members of and chairmen of each standing committee. The Board of Directors shall then appoint, in accordance with such recommendations or otherwise, the members and a chairman for each such committee. If the appointees accept their appointment, they shall serve for one (1) year or until their successors are appointed. The Board of Directors may fill any vacancy occurring on any committee and may remove and replace any member of any committee. A director may be a member of more than one committee.

     The Chairman of the Board and the President shall be ex-officio members of all committees of the Board of Directors, except the Audit Committee (if one be appointed).

     Section 3.3. Place and Notice of Committee Meetings. All committee meetings shall be held at such place and time as may be designated by the chairman of the committee or as may be designated in the notice calling for the meeting.

     Section 3.4. Conduct of Committees. A majority of the membership of a committee shall constitute a quorum for the transaction of business; provided, however, that in any case where the Chairman of the Board and the President are members ex-officio of a committee and have not been specifically appointed to a committee by resolution of the Board of Directors, then the number of members of that committee necessary to constitute a quorum shall be that number which is a majority of the number of members of that committee other than the ex-officio members, but, for purposes of determining the presence of a quorum at any meeting of that committee, any ex-officio members who are present shall be counted. In any case, ex-officio committee members shall be entitled to vote.

     Regular meetings of a committee may be held, without call or notice, at such times as the committee members decide or as the Board of Directors may require. Special meetings of a committee may be called at any time by its chairman or by the Chairman of the Board or by the President. Except for its chairman (who shall be appointed by the Board of Directors), each committee may appoint a secretary and such other officers as the committee members deem necessary. Each committee shall have the power and authority to obtain from the appropriate officers of the Company all information necessary for the conduct of the proper business of the committee.

     One or more directors may participate in a meeting of a committee by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other.

     Section 3.5. Executive Committee. There shall be a standing committee of the Board of Directors to be known as the Executive Committee consisting of: (i) the Chairman of the Board, (ii) the President and (iii) not less than three (3) other directors. In addition to the foregoing, the Board of Directors may appoint as non-voting members of the Executive Committee persons who are not directors of the Company. Such committee, during the intervals between meetings of the Board of Directors, shall exercise all the powers and authority of the Board of Directors in the management of the affairs of the company, except the power and authority to do the following:
(a) to fill vacancies in the Board of Directors and the Executive Committee;
(b) to propose to the shareholders amendment of the Articles of Incorporation;
(c) to make, alter, amend or repeal these Bylaws; (d) to adopt or propose to the shareholders for adoption any plan of merger, consolidation, liquidation, or dissolution; (e) to approve the sale of substantially all of the assets of the Company; (f) to approve the sale and issuance of long term debt; (g) to declare dividends; (h) to authorize the issuance of stock; or (i) to authorize redemption of stock or distributions to shareholders. The Executive Committee shall keep minutes of its proceedings and shall report on its activities at each regular meeting of the Board of Directors.

     Meetings of the Executive Committee may be called from time to time by the persons specified in Section 3.4 above or, in their absence or inability to act, by a Vice President.


                                ARTICLE IV

                                 OFFICERS

     Section 4.1. Number and Titles. The officers of the Company shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be appointed by the Board of Directors. The same person may hold two (2) or more offices, except both the offices of President and Secretary.

     Section 4.2. Election and Term. The officers of the Company, except such officers as may be appointed in accordance with the provisions of
Section 4.4 below, shall be elected annually by the Board of Directors and shall hold office until they shall resign, shall be removed or otherwise disqualified to serve, or their successors shall be elected and have qualified.

     Section 4.3. Chief Executive Officer. At the annual organization meeting of the new Board of Directors, the Board shall designate whether the Chairman of the Board or the President or both shall have general executive powers and which one shall be the Chief Executive Officer of the Company.

     Section 4.4. Subordinate Officers. The Chief Executive Officer may appoint such other officers or agents as he may deem necessary, subject to the authority of the Board of Directors to disapprove any such appointment. A subordinate officer shall hold office for such period, have such authority and perform such duties as may be determined by the Chief Executive Officer. The Board of Directors may delegate to any officer or committee the power to appoint subordinate officers and to specify their duties and authority and to determine their compensation.

     Section 4.5. Chairman of the Board. The Chairman of the Board shall be a member of the Board of Directors. The Chairman of the Board shall, if present, preside at all meetings of the Board of Directors and shall be an ex-officio member of all committees of the Board of Directors except the Audit Committee (if one be appointed). The Chairman of the Board shall supervise the administration of the policies adopted or approved by the Board of Directors and he shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors. The Chairman of the Board shall have authority to sign the share certificates of the Company.

     Section 4.6. President. The President of the Company shall be a member of the Board of Directors. Subject to such supervisory powers as may be given by the Board of Directors to the Chairman of the Board, the President shall have and may exercise any and all powers and duties of supervision, direction, and control of the business and affairs of the Company vested by law, regulation and practice in the office of President of a corporation and, in addition, he shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors. The President shall be an ex-officio member of all committees of the Board of Directors, except the Audit Committee (if one be appointed). The President shall have the authority to sign the share certificates of the Company.

     Section 4.7. Vice President. Each Vice President of the Company shall have such powers and duties as may be assigned to him by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence or inability to act of the President, to perform all of the duties of the President.

     Section 4.8. Secretary. The Secretary of the Company shall be responsible for the minute book of the Company. The Secretary shall attest such documents as may be required and, in addition, shall have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors. The Secretary shall have authority to sign the share certificates of the Company.

     Section 4.9. Treasurer. The Treasurer of the Company shall be responsible for all of the Company's funds and securities, shall be responsible for keeping complete and accurate records relating thereto, and shall prepare such reports of the financial condition of the Company as may from time to time be requested by the Board of Directors. In addition, the Treasurer shall have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.


                                 ARTICLE V

                              INDEMNIFICATION

     Section 5.1.   General Rule.  Subject to the provisions of Section
5.2 below, the Company shall, to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania as now or hereafter in effect, indemnify any person (and his heirs, executors and administrators) who was or is a party, witness or other participant, or is threatened to be made a party, witness or other participant, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, actions by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees, court costs, transcript costs, fees of experts and witnesses, travel expenses and all other similar expenses), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding.

     Section 5.2.   Standard of Conduct.  Except as provided in Section
5.4 below, indemnification shall be provided under Section 5.1 above only if it is determined in accordance with the procedure set forth in Section 5.3 below that : (i) the person seeking indemnification acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and (ii) the act or failure to act giving rise to the claim for indemnification does not constitute willful misconduct or recklessness. Notwithstanding the foregoing, no person shall be indemnified in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

     Section 5.3. Procedure. Except as provided under Section 5.4 below, indemnification under Section 5.1 above (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the person seeking indemnification has met the applicable standard of conduct set forth in Section 5.2 above. All such determinations shall be made in accordance with the following procedure:

          (a) Method of Determination: All determinations shall be made as follows:

               (1) If a Change in Control has occurred, unless the person seeking indemnification shall have requested in writing that such determination be made in accordance with Subsection (2) below, the determination shall be made by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the person seeking indemnification; or

               (2) If a Change in control has not occurred, the determination shall be made by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding in respect of which indemnification is sought. In the event that such a quorum is not obtainable, or, even if obtainable, a majority of such quorum so directs, the determination shall be made by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the person seeking indemnification.

          (b) Selection and Payment of Independent Counsel: In the event that a determination is to be made by Independent Counsel, such Independent Counsel shall be selected and his fee paid as follows:

               (1) If a Change in Control has not occurred, the Independent Counsel shall be selected by the Board of Directors and the law firm or person so selected shall be subject to the approval of the person seeking indemnification, which approval shall not be unreasonably withheld.

               (2) If a Change in Control has occurred, the Independent Counsel shall be selected by the person seeking indemnification and the law firm or person so selected shall be subject to the approval of the Board of Directors, which approval shall not be unreasonably withheld.

               (3) The Company shall pay all reasonable fees and expenses of the Independent Counsel.

          (c) No Presumption: The termination of any action, suit or proceeding referred to in Section 5.1 above or of any claim, issue or matter therein, by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that a person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or that the act or failure to act giving rise to the claim for indemnification constitutes willful misconduct or negligence.

     Section 5.4. Successful Defense. Notwithstanding any other provision of this Article, to the extent that a person has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.1 above, or in defense of any claim, issue or mater therein, he shall be indemnified by the Company against all expenses (including attorneys' fees, court costs, transcript costs, fees of experts and witnesses, travel expenses and all other similar expenses) actually and reasonably incurred by him in connection therewith.

     Section 5.5. Advance Payment of Expenses. Subject to such terms, conditions and limitations, if any, as the Board of Directors may in its discretion determine to be appropriate, the Company shall advance all reasonable expenses (including attorneys' fees, court costs, transcript costs, fees of experts and witnesses, travel expenses and all other similar expenses) reasonably incurred in connection with the defense of or other response to any action, suit or proceeding referred to in Section 5.1 above upon receipt of an undertaking by or on behalf of the person seeking the advance to repay all amounts advanced if it shall ultimately be determined upon final disposition of such action, suit or proceeding that he is not entitled to be indemnified by the Company under the provisions of this Article. Notwithstanding the provisions of the preceding sentence, the Company shall not be required to make any advance payment of expenses (or to make any further advance if one or more advances shall have been previously made) in the event that a determination is made by the Board of Directors that the making of an advance or further advance would be inappropriate in the circumstances because there is reason to believe that the person seeking the advance did not meet the applicable standard of conduct set forth in Section 5.2 above or otherwise.

     Section 5.6. No Duplication of Payments. The Company shall not be liable under this Article to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the person seeking indemnification has otherwise actually received payment under any insurance policy, contract, agreement or otherwise. In the event that the Company makes an advance payment of expenses to or on behalf of any person, such person shall repay to the Company the amount so advanced, if and to the extent that he subsequently receives payment therefor under any insurance policy, contract, agreement or otherwise.

     Section 5.7. Insurance. The Company may purchase and maintain at its own expense one or more policies of insurance to protect itself and to protect any director, officer, employee or agent of the Company or of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in such capacity, whether or not the Company would have the authority to indemnify such person against any such expense, liability or loss under this Article or under the laws of the Commonwealth of Pennsylvania.

     Section 5.8. Indemnification Agreements. The Company shall have authority by vote of a majority of the Board of Directors to enter into an Indemnification Agreement with any person who may be indemnified by the Company pursuant to the provisions of this Article or otherwise. Any such Indemnification Agreement may contain such terms and conditions as a majority of the Board of Directors shall in the exercise of their discretion determine to be necessary or appropriate, provided that such terms and conditions may not be inconsistent with the substantive provisions of this Article. The fact that the Company has not entered into an Indemnification Agreement with any person shall not in any way limit the indemnification rights of such person under this Article or otherwise.

     Section 5.9. Non-exclusivity. The right to indemnification and to the payment of expenses incurred in defending against or otherwise responding to any action, suit or proceeding in advance of its final disposition as set forth in this Article shall not be exclusive of any other rights which any person may now have or hereafter acquire under any agreement, vote of shareholders, vote of disinterested directors, or under any applicable law or under the Articles of Incorporation of the Company, or otherwise.

     Section 5.10. Certain Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

          (a) Change in Control: Shall mean a change in control of the kind that would be required to be reported in response to Item 1 of Securities and Exchange Commission Form 8-K promulgated under the Securities Exchange Act of 1934 and as in effect on the effective date of this Article. Without limitation of the foregoing, a Change in Control of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

               (1) Any person or group of persons acting in concert, shall have acquired, directly or indirectly, beneficial ownership of 20 percent or more of the outstanding shares of the voting stock of the Company; or

               (2) The composition of the Board of Directors of the Company shall have changed such that during any period of 24 consecutive months, the persons who at the beginning of such period were members of the Board of Directors cease for any reason to constitute a majority of the Board of Directors, unless the nomination or election of each director who was not a director at the beginning of such period was approved in advance by directors representing not less than two-thirds of the directors then in office who were directors at the beginning of the period; or

               (3) The Company shall be merged or consolidated with or its assets purchased by another corporation and, as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation is owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction; or

               (4) The shareholders of the Company shall have approved any plan or proposal for the liquidation or dissolution of the Company.

          (b) Independent Counsel: Shall mean a law firm, or a member of a law firm, that is experienced in matters of corporation law and that has not in the immediately preceding five years been retained to represent the Company, the person seeking indemnification or any other party to the action, suit or proceeding giving rise to the claim for indemnification.

     Section 5.11. Survival of Rights. The indemnification rights provided to a person under the provisions of this Article shall continue after such person ceases to be a director or officer of the Company or of another entity, as to any action taken, any failure to take action, or any events which occurred while such person was a director or officer of the Company or of another entity.

     Section 5.12.  Modification or Repeal.  The provisions of this
Article may be modified or repealed by the Board of Directors in accordance with the procedures for amending these Bylaws; provided, however, that any such modification or repeal shall not have any effect upon the indemnification rights of any person as they relate to any action taken, any failure to take action, or events which occurred prior to the effective date of such modification or repeal.

     Section 5.13. Effective Date. This Article shall become effective immediately following the ratification of these Bylaws by the shareholders of the Company and shall thereafter be subject to modification or repeal by the Board of Directors as provided in Section 5.12 above.





                                ARTICLE VI

                                EMERGENCIES

     Section 6.1. Emergency Executive Committee. In the event of any emergency declared by governmental authority, the result of a regional or national disaster and of such severity as to prevent the normal conduct and management of the affairs of the Company by its directors and officers as contemplated by these Bylaws, any three (3) available directors shall constitute the Executive Committee and may exercise the full authority of that committee until such time as a duly elected Board of Directors can again assume full responsibility for and control of the Company.


                                ARTICLE VII

                            SHARE CERTIFICATES

     Section 7.1. Requirements. The share certificates of the Company shall be numbered and registered in a share register as they are issued; shall bear the name of the registered holder, the number and class of shares represented thereby, the par value of each share or a statement that such shares are without par value, as the case may be; shall be signed by the Chairman of the Board or the President and the Secretary or the Treasurer or any other person properly authorized by the Board of Directors, and shall bear the corporate seal, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, it may be issued by the Company with the same effect as if the officer had not ceased to be such at the date of its issue.







                               ARTICLE VIII

                            TRANSFER OF SHARES

     Section 8.1. Procedure. Upon surrender to the Company, or its Transfer Agent in accordance with Article 8 of the Pennsylvania Uniform Commercial Code, of a share certificate duly endorsed by the person named in the certificate or by an attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate cancelled and the transfer recorded upon the transfer books for shares of the Company. No transfer shall be made if it would be inconsistent with the provisions of Article 8 of the Pennsylvania Uniform Commercial Code.


                                ARTICLE IX

                     FINANCIAL REPORT TO SHAREHOLDERS

     Section 9.1. Requirement. The Chairman of the Board and the Board of Directors shall present prior to each annual meeting of the shareholders a full and complete statement of the business and affairs of the Company for the preceding year.


                                 ARTICLE X

                                INSTRUMENTS

     Section 10.1. Execution. Any note, mortgage, evidence or indebtedness, contract or other document, or any assignment or endorsement thereof, executed or entered into between the Company and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the Chairman of the Board, the President, or the Executive Vice President and Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the Company, shall be held to have been properly executed for and on behalf of the Company.

     Section 10.2. Seal. The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement by the Company of any instrument or other document.


                                ARTICLE XI

                                FISCAL YEAR

     Section 11.1. Calendar Based. The fiscal year of the Company shall be the calendar year.














                                ARTICLE XII

                                   SEAL

     Section 12.1. Requirements. The corporate seal shall have inscribed thereon the name of the Company, the year of its organization and the words "Corporate Seal, Pennsylvania". Such seal may be used by causing it or a facsimile thereof to be impressed or affixed in any manner reproduced.



                               ARTICLE XIII

                        NOTICES AND WAIVERS THEREOF

     Section 13.1. Procedure. Whenever written notice is required to be given to any person under the provisions of applicable law, by the Articles of Incorporation or of these Bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to his address (or to his telex, TWX, telecopier, or telephone number) appearing on the books of the Company or, in the case of directors, supplied by him to the Company for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of these Bylaws.

     Section 13.2. Waiver. Whenever any written notice is required to be given under the provisions of applicable law, the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by these Bylaws, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted.

     Section 13.3. Attendance as Waiver of Notice. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

     Section 13.4. When Notice is not Required. Whenever any notice or communication is required to be given to any person under the provisions of applicable law, the Articles of Incorporation, these Bylaws, the terms of any agreement and any other instrument or as a condition precedent to taking any corporate action, and communication with that person is then unlawful, the giving of the notice or communication to that person shall not be required and there shall be no duty to apply for a license or other permission to do so. Any action or meeting that is taken or held without notice or communication to that person shall have the same validity as if the notice or communication had been duly given. If the action taken is such as to require the filing of any document with respect thereto under any provision of law or any agreement or other instrument, it shall be sufficient, if such is the fact and if notice or communication is required, to state therein that notice or communication was given to all persons entitled to receive notice or communication except persons with whom communication was unlawful.

     Section 13.5. When Shareholder is Incommunicado. Section 13.4 shall also be applicable to any shareholder with whom the Company has been unable to communicate for more than twenty-four (24) consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Company with a current address. Whenever the shareholder provides the Company with a current address, Section 13.4 shall cease to be applicable to the shareholder under this Section 13.5


                                ARTICLE XIV

                             LOST CERTIFICATES

     Section 14.1. Procedure. Where a shareholder of the Company alleges the loss, theft or destruction of one or more certificates for shares of the Company and requests the issuance of a substitute certificate therefor, the Board of Directors, or authorized officers of the Company, may direct a new certificate of the same tenor and for the same number of shares to be issued to such person upon such person's making of an affidavit in form satisfactory to the Board of Directors, or authorized officers of the Company, setting forth the facts in connection therewith, provided that prior to the receipt of such request the Company shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issue of a new certificate the Board of Directors, or authorized officers of the Company, may, in their discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his heirs or legal representatives, as the case may be, to advertise the same in such manner as it shall require and/or give the Company a bond in such form and with surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense which it may incur by reason of the original certificate remaining outstanding.


                                ARTICLE XV

                                 DIVIDENDS

     Section 15.1. Procedure. The Board of Directors may, from time to time, at any duly convened regular or special meeting or by unanimous consent in writing, declare and pay dividends upon the outstanding shares of capital stock of the Company in cash, property or shares of the Company, so long as any dividend shall not be in violation of law and the Articles of Incorporation.

     Section 15.2. Requirements. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purposes as the Board of Directors shall believe to be for the best interests of the Company, and the Board of Directors may reduce or abolish any such reserve in the manner in which it was created.


                                ARTICLE XVI

                                EMERGENCIES

     Section 16.2. Bylaws. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall, notwithstanding any different provisions of law, of the Articles of Incorporation or of these Bylaws, be effective during any emergency resulting from an attack on the United States, a nuclear disaster or another catastrophe as a result of which a quorum of the Board of Directors cannot readily be assembled. The emergency Bylaws may make any provision that may be appropriate for the circumstances of the emergency including, procedures for calling meetings of the Board of Directors, quorum requirements for meetings and procedures for designating additional or substitute directors.

     Section 16.3. Lines of Succession. The Board of Directors, either before or during any emergency, may provide, and from time to time modify, lines of succession in the event that during the emergency any or all officers or agents of the Company shall for any reason be rendered incapable of discharging their duties and may, effective in the emergency, change the head offices or designate several, alternative head offices or regional offices of the Company or authorize the officers to do so.

     Section 16.4. Liability. A representative of the Company acting in accordance with any emergency Bylaws shall not be liable except for willful misconduct and shall not be liable for any action taken by him in good faith in an emergency in furtherance of the ordinary business affairs of the Company even though not authorized by the emergency or other Bylaws then in effect.

     Section 16.5. Effect of Current Bylaws. To the extent not inconsistent with any emergency Bylaws so adopted, the Bylaws of the Company shall remain in effect during any emergency and, upon its termination, the emergency Bylaws shall cease to be effective.

     Section 16.6.  Notice.  Unless otherwise provided in emergency
Bylaws, notice of any meeting of the Board of Directors during an emergency shall be given only to those directors to whom it is feasible to reach at the time and by such means as are feasible at the time, including publication, radio or television. To the extent required to constitute a quorum at any meeting of the Board of Directors during any emergency, the officers of the Company who are present shall, unless otherwise provided in emergency Bylaws, be deemed, in order of rank and within the same rank in order of seniority, directors for the meeting.


                               ARTICLE XVII

                              USAGE OF TERMS

     Section 17.1. Usage of Terms. Whenever in these Bylaws the masculine gender is used, it shall be deemed to include the feminine and neutered genders as well, and singular usage shall include plural usage, and vice versa, all as the contents shall require.


                               ARTICLE XVIII

                                 AMENDMENT

     Section 18.1. Procedure. The authority to make, amend, alter, change or repeal the Bylaws of the Company is hereby expressly and solely granted to and vested in the Board of Directors, subject always to the power of the shareholders to make, amend, alter, change or repeal the Bylaws by the affirmative vote of the holders of not less than 75 percent of the then outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class, at a meeting of shareholders duly convened after notice to the shareholders of such purpose. The authority hereby granted to and vested in the Board of Directors may be exercised upon the vote of a majority of the entire Board of Directors at any meeting of the Board, provided that ten (10) days notice of the proposed amendment has been given to each director.